SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        ___________________



   Date of Report (Date of earliest event reported) October 7, 2004
                              BICO, INC.
        (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822             25-1229323
(State of other jurisdiction (Commission File Number) (IRS Employer
 of incorporation)                                    Identification No.)


2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (412) 279-1059

               Not Applicable
 _________________________________________________________
(Former name or former address, if changes since last report.)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2{b} under the Exchange Act (17 CFR 240.14D-2(B))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Section 5 - Corporate Governance and Management

Item 5.01 - Changes in Control of Registrant.

            On October 7, 2004, Jerome Buyny resigned from the
            Board of Directors of BICO, Inc. See Attached.




SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BICO, INC.

                                     by /s/ Anthony Paterra
                                            Anthony Paterra,
                                            CEO, Director


October 7, 2004









October 5, 2004


I, Jerome Buyny, hereby resign my position on the Board of Directors of BICO, Incorporated as of Thursday, October 7,
2004.




/s/Jerome Buyny
Jerome Buyny

Date: October 7, 2004